UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 13, 2018

PLx Pharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36351	46-4995704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8285 El Rio Street, Ste. 130, Houston, Texas		77054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 842-1249

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 13, 2018, PLx Pharma Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders were asked to vote upon the following:

1.	The election of each of Gary Balkema, Kirk Calhoun, Robert Casale, John Hadden II, Michael Valentino and Natasha Giordano to serve as directors until the Company’s 2019 annual meeting of stockholder and until their successors are duly elected and qualify;
2.	The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and
3.	The approval of the Company’s 2018 Incentive Plan.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 7,068,052 of the 8,735,862 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Gary Balkema, Kirk Calhoun, Robert Casale, John Hadden II, Michael Valentino and Natasha Giordano to serve as directors until the Company’s 2019 annual meeting of stockholder and until their successors are duly elected and qualify was approved as follows:
	For	Withheld	Broker Non-Votes
Gary Balkema	3,262,791	138,417	3,666,844
Kirk Calhoun	3,276,482	124,726	3,666,844
Robert Casale	3,276,582	124,726	3,666,844
John Hadden II	3,276,482	124,726	3,666,844
Michael Valentino	3,357,752	43,456	3,666,844
Natasha Giordano	3,357,752	43,456	3,666,844

2.	The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The voting results were as follows:
For	Against	Abstain	Broker Non-Votes
6,912,569	3,665	151,818	--

3.	The stockholders adopted and approved the Company’s 2018 Incentive Plan. The voting results were as follows:
For	Against	Abstain	Broker Non-Votes
3,171,192	30,295	199,721	3,666,844

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX PHARMA INC.

Dated: September 19, 2018	By:	/s/ Natasha Giordano
		Name:	Natasha Giordano
		Title:	President and Chief Executive Officer